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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 8, 1998


                              READ-RITE CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                          0-19512            94-2770690
(State or other jurisdiction of           (Commission       (I.R.S. Employer
       incorporation)                     File Number)     Identification No.)


                345 LOS COCHES STREET, MILPITAS, CALIFORNIA 95035
              (Address of principal executive officers) (Zip code)


                                 (408) 262-6700
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of FAS 128, "Earnings per Share", on its Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the 1997 Form 10-K) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into future filings.

Restatement of earnings (loss) per share information is for the selected financial data for the quarterly financial data for each of the quarters in the two fiscal years ended September 30, 1997; for the fiscal quarters ended March 31, 1998 and December 31, 1997; for the five fiscal years ended September 30, 1997; and financial statement disclosures for the three fiscal years ended September 30, 1997.

Restatement of selected data as it relates to the adoption of FAS 128, "Earnings per Share" is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (C) EXHIBITS

                99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share".



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  May 8, 1998                         /s/ John T. Kurtzweil
                                           -------------------------------
                                               John T. Kurtzweil
                                               Vice President, Finance and
                                               Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit #     Description

99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share".